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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2003

PRUDENTIAL FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-16707 (Commission File Number)	22-3703799 (I.R.S. Employer Identification No.)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000
(Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.
99(a)	Deferred Compensation Plan for Non-Employee Directors.
99(b)	Omnibus Incentive Plan.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2003

PRUDENTIAL FINANCIAL, INC.
By:	/s/ KATHLEEN M. GIBSON Name: Kathleen M. Gibson Title: Vice President & Secretary

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Exhibit Index

Exhibit No.	Description
99(a)	Deferred Compensation Plan for Non-Employee Directors.
99(b)	Omnibus Incentive Plan.

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  Item 7. Financial Statements and Exhibits .
SIGNATURES
Exhibit Index